UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 18, 2009

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 18, 2009, Nevada Gold & Casinos, Inc. (the "Company") announced that Oceans Casino Cruises, Inc. (“OCC”), the owner of SunCruz Casinos, decided to cease operations of its casino cruises effective December 15, 2009.  In November 2008, OCC engaged the Company to provide management services to SunCruz Casinos.

The Company is currently in discussions to purchase selected assets from OCC.  The discussions are subject to numerous conditions and there can be no assurance they will result in the purchase of any assets.

The press release dated December 18, 2009 is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:
99.1	Press Release dated December 18, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: December 18, 2009	By:	/s/ Robert B. Sturges
Robert B. Sturges
Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit
99.1	Press Release dated December 18, 2009